EX-5.e

PERSPECTIVE ADVISORS II(SM) (05/07)                                  JACKSON(SM)
                                                 NATIONAL LIFE INSURANCE COMPANY
FIXED AND VARIABLE ANNUITY APPLICATION            Home Office: Lansing, Michigan
(VA410)                                                              WWW.JNL.COM

See back page for mailing address.

USE DARK INK ONLY - ALL PAGES MUST BE COMPLETED FOR "GOOD ORDER"
----------------------------------------------------------------

               -----------------------------------------------------------------
               External Account No. (if applicable) |  Trade No. (if applicable)
                                                    |
                                                    |
               -----------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
REGISTRATION INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
OWNER'S NAME (FIRST)        (MIDDLE)        (LAST)           Date of Birth (mm/dd/yyyy)           ___ SSN  ___ TIN (include dashes)

------------------------------------------------------------------------------------------------------------------------------------
OWNER'S NAME (IF OWNED BY A NON-NATURAL ENTITY)

------------------------------------------------------------------------------------------------------------------------------------
Home Address (Physical Address Required)                     CITY               STATE           ZIP

------------------------------------------------------------------------------------------------------------------------------------
Mailing Address (if different from Home Address)             CITY               STATE           ZIP

------------------------------------------------------------------------------------------------------------------------------------
Age      Sex          U.S. Citizen       Phone No. (include area code)         E-Mail Address          Broker/Dealer Account Number
         __ M __ F    __ Yes __ No
------------------------------------------------------------------------------------------------------------------------------------
JOINT OWNER'S NAME (Proceeds will be distributed in accordance with the Contract on the first death of either Owner.)
------------------------------------------------------------------------------------------------------------------------------------
(FIRST)                     (MIDDLE)                     (LAST)                                   ___ SSN  ___ TIN (include dashes)

------------------------------------------------------------------------------------------------------------------------------------
Home Address (Physical Address Required)     CITY               STATE           ZIP        Relationship to Owner (Check One)
                                                                                           ___ Spouse
                                                                                           ___ Other _________________
------------------------------------------------------------------------------------------------------------------------------------
Date of Birth (mm/dd/yyyy)      Age        Sex         U.S. Citizen       Phone No. (include area code)           E-Mail Address
                                           __ M __ F   __ Yes __ No
------------------------------------------------------------------------------------------------------------------------------------
ANNUITANT'S NAME (if other than Owner) (FIRST)        (MIDDLE)        (LAST)                      ___ SSN  ___ TIN (include dashes)

------------------------------------------------------------------------------------------------------------------------------------
Home Address (number and street)             CITY               STATE           ZIP        Relationship to Owner (Check One)
                                                                                           ___ Spouse
                                                                                           ___ Other _________________
------------------------------------------------------------------------------------------------------------------------------------
Date of Birth (mm/dd/yyyy)      Age        Sex         U.S. Citizen       Phone No. (include area code)           E-Mail Address
                                           __ M __ F   __ Yes __ No
------------------------------------------------------------------------------------------------------------------------------------
JOINT ANNUITANT'S NAME (if other than Joint Owner) (FIRST)        (MIDDLE)        (LAST)           ___ SSN  ___ TIN (include dashes)

------------------------------------------------------------------------------------------------------------------------------------
Home Address (number and street)             CITY               STATE           ZIP        Relationship to Owner (Check One)
                                                                                           ___ Spouse
                                                                                           ___ Other _________________
------------------------------------------------------------------------------------------------------------------------------------
Date of Birth (mm/dd/yyyy)      Age        Sex         U.S. Citizen       Phone No. (include area code)
                                           __ M __ F   __ Yes __ No
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
BENEFICIARY DESIGNATION
------------------------------------------------------------------------------------------------------------------------------------
Percentages must equal 100% for each beneficiary type. For additional beneficiaries, please attach a separate sheet, signed and dated by the Owner, which includes names, percentages, and other required information.
------------------------------------------------------------------------------------------------------------------------------------
               Name                                 ___ SSN  ___ TIN (include dashes)    Percentage (%)

Primary        ---------------------------------------------------------------------------------------------------------------------
               Relationship to Owner (Check One)     Date of Birth (mm/dd/yyyy)     Address (number and street)     City, State, ZIP
               ___ Spouse
               ___ Other _________________
------------------------------------------------------------------------------------------------------------------------------------
__ Primary     Name                                 ___ SSN  ___ TIN (include dashes)    Percentage (%)
__ Contingent
               ---------------------------------------------------------------------------------------------------------------------
               Relationship to Owner    Address (number and street)     City, State, ZIP

------------------------------------------------------------------------------------------------------------------------------------
__ Primary     Name                                 ___ SSN  ___ TIN (include dashes)    Percentage (%)
__ Contingent
               ---------------------------------------------------------------------------------------------------------------------
               Relationship to Owner    Address (number and street)     City, State, ZIP

------------------------------------------------------------------------------------------------------------------------------------
__ Primary     Name                                 ___ SSN  ___ TIN (include dashes)    Percentage (%)
__ Contingent
               ---------------------------------------------------------------------------------------------------------------------
               Relationship to Owner    Address (number and street)     City, State, ZIP

------------------------------------------------------------------------------------------------------------------------------------

ARIZONA RESIDENTS, PLEASE NOTE: RIGHT TO EXAMINE. On written request, the
Company will provide to the contract Owner, within a reasonable time, reasonable factual information regarding the benefits and provisions of this Contract. If, for any reason, the contract Owner is not satisfied, the Contract may be returned to the Company or agent within 10 days (30 days if YOU WERE AGE 65 OR
OLDER ON THE DATE THE APPLICATION WAS SIGNED or it was purchased as a replacement contract) after delivery and the Contract Value, without deductions for any sales charges for the business day on which the Contract is received at its Service Center, will be returned.

VDA 410 05/07                                                        V4473 05/07


------------------------------------------------------------------------------------------------------------------------------------
ANNUITY TYPE
------------------------------------------------------------------------------------------------------------------------------------

__ Non-Tax Qualified                         __ IRA - SEP                               __ IRA - Individual*
__ 401(k) Qualified Savings Plan             __ IRA - Custodial                         __ IRA - Roth*
__ HR-10 (Keogh) Plan                        __ Other ___________________________       *Tax Contribution Years and Amounts:
__ 403(b) TSA (Direct Transfer Only)                                                      Year:______   $______
                                                                                          Year:______   $______

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
TRANSFER INFORMATION
------------------------------------------------------------------------------------------------------------------------------------

__ IRC 1035 Exchange                            Transfer request submitted directly to another institution?     __ Yes  __ No
__ Direct Transfer                              If yes, complete the following:
__ Direct Rollover                              Anticipated Amount:                                 $________________
__ Non-Direct Rollover                          Anticipated Date of Receipt (mm/dd/yyyy):            ________________
                                                Institution releasing funds: ____________________________________
                                                Account Number: _______________________________________

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
INITIAL PREMIUM                                                                         INCOME DATE
------------------------------------------------------------------------------------------------------------------------------------
Amount of premium with application: $__________________                  PLEASE SPECIFY DATE (mm/dd/yyyy):__________________
MAKE ALL CHECKS PAYABLE TO JACKSON NATIONAL LIFE INSURANCE COMPANY(R)    If an Income Date is not specified, the Company will
                                                                         default to the Latest Income Date as shown in the contract.
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
OPTIONAL DEATH BENEFITS
                  ALL OPTIONAL DEATH BENEFITS MAY NOT BE AVAILABLE IN ALL STATES AND ONCE SELECTED CANNOT BE CHANGED.
------------------------------------------------------------------------------------------------------------------------------------
If no Optional Death Benefit is selected your beneficiary(ies) will receive the standard death benefit. Please see the prospectus for details.

Please select only one option:

     1. ___ 5% Roll-Up Death Benefit (4% if the Owner is age 70 or older on the date of issue)
     2. ___ Highest Anniversary Value Death Benefit
     3. ___ Combination of Options 1 and 2 above.

                                 ADDITIONAL CHARGES WILL APPLY. PLEASE SEE THE PROSPECTUS FOR DETAILS.
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
OTHER OPTIONAL BENEFITS
                     ALL OPTIONAL BENEFITS MAY NOT BE AVAILABLE IN ALL STATES AND ONCE SELECTED CANNOT BE CHANGED.
------------------------------------------------------------------------------------------------------------------------------------

     A. EARNINGS PROTECTION BENEFIT                        C. GUARANTEED LIVING BENEFIT OPTIONS
        __ EarningsMax(R)                                     (MAY SELECT ONLY ONE GMIB or GMWB)

     B. CONTRACT ENHANCEMENT OPTION                           Guaranteed Minimum Income Benefit (GMIB)
        __ 2% of first-year premium                           __ FUTUREGUARD(SM)

                                                              Guaranteed Minimum Withdrawal Benefits (GMWB)

                                                              __ SAFEGUARD 7 PLUS(SM)
                                                                 (7% GMWB with 5-Year Step-Up)
                                                              __ AUTOGUARD 5(SM)
                                                                 (5% GMWB with Annual Step-Up)
                                                              __ AUTOGUARD 6(SM)
                                                                 (6% GMWB with Annual Step-Up)
                                                              __ MARKETGUARD 5(SM)
                                                                 (5% GMWB)
                                                              __ LIFEGUARD ADVANTAGE(SM)
                                                                 (5% For Life GMWB with Bonus and Annual Step-Up)
                                                              __ LIFEGUARD ASCENT(SM)
                                                                 (For Life GMWB with Annual Step-Up)
                                                              __ LIFEGUARD ASCENT WITH JOINT OPTION(SM) (1)(2)
                                                                 (Joint For Life GMWB with Annual Step-Up)

                                 ADDITIONAL CHARGES WILL APPLY. PLEASE SEE THE PROSPECTUS FOR DETAILS.

(1) For Non-Qualified plans, spousal joint ownership required. Please ensure the Joint Owner section on Page 1 (including the "Relationship to Owner" box) is properly completed.

(2)  For Qualified plans, 100% spousal primary beneficiary designation required.
     Please  ensure the Primary  Beneficiary  section on Page 1  (including  the
     "Relationship  to Owner"  box) is  properly  completed.  Not  available  on
     Custodial Accounts.
-----------------------------------------------------------------------------------------------------------------------------

                                                                                                                  Page 2 of 6
VDA 410 05/07                                                                                                     V4473 05/07


------------------------------------------------------------------------------------------------------------------------------------
                                                                                TOTAL NUMBER OF ALLOCATIONS MAY NOT EXCEED 18
PREMIUM ALLOCATION                                                        WHOLE PERCENTAGES ONLY * TOTAL ALLOCATION MUST EQUAL 100%
------------------------------------------------------------------------------------------------------------------------------------
NUMBER          PORTFOLIO                                           NUMBER          PORTFOLIO
196 ___% JNL(R)/AIM Large Cap Growth                                225 ___% JNL/Mellon Capital Mgmt VIP
206 ___% JNL/AIM Real Estate                                        191 ___% JNL/Mellon Capital Mgmt Communications Sector
195 ___% JNL/AIM Small Cap Growth                                   185 ___% JNL/Mellon Capital Mgmt Consumer Brands Sector
066 ___% JNL/Credit Suisse Global Natural Resources                 189 ___% JNL/Mellon Capital Mgmt Financial Sector
068 ___% JNL/Credit Suisse Long/Short                               188 ___% JNL/Mellon Capital Mgmt Healthcare Sector
115 ___% JNL/Eagle Core Equity                                      190 ___% JNL/Mellon Capital Mgmt Oil & Gas Sector
116 ___% JNL/Eagle SmallCap Equity                                  187 ___% JNL/Mellon Capital Mgmt Technology Sector
150 ___% JNL/FI Balanced                                            054 ___% JNL/Mellon Capital Mgmt Enhanced S&P 500 Stock Index
101 ___% JNL/FI Mid-Cap Equity                                      173 ___% JNL/Oppenheimer Global Growth
062 ___% JNL/Franklin Templeton Founding Strategy                   078 ___% JNL/PIMCO Real Return
069 ___% JNL/Franklin Templeton Global Growth                       127 ___% JNL/PIMCO Total Return Bond
075 ___% JNL/Franklin Templeton Income                              136 ___% JNL/PPM America High Yield Bond
064 ___% JNL/Franklin Templeton Mutual Shares                       106 ___% JNL/PPM America Value Equity
208 ___% JNL/Franklin Templeton Small Cap Value                     105 ___% JNL/Putnam Equity
110 ___% JNL/Goldman Sachs Core Plus Bond                           148 ___% JNL/Putnam Midcap Growth
207 ___% JNL/Goldman Sachs Mid Cap Value                            104 ___% JNL/Select Balanced
076 ___% JNL/Goldman Sachs Short Duration Bond                      103 ___% JNL/Select Global Growth
113 ___% JNL/JPMorgan International Equity                          102 ___% JNL/Select Large Cap Growth
126 ___% JNL/JPMorgan International Value                           107 ___% JNL/Select Money Market
109 ___% JNL/JPMorgan U.S. Government & Quality Bond                179 ___% JNL/Select Value
077 ___% JNL/Lazard Emerging Markets                                111 ___% JNL/T. Rowe Price Established Growth
132 ___% JNL/Lazard Mid Cap Value                                   112 ___% JNL/T. Rowe Price Mid-Cap Growth
131 ___% JNL/Lazard Small Cap Value                                 149 ___% JNL/T. Rowe Price Value
123 ___% JNL/Mellon Capital Mgmt S&P 500(R) Index
124 ___% JNL/Mellon Capital Mgmt S&P(R) 400 MidCap Index            THE FOLLOWING 12 OPTIONS ARE S&P PORTFOLIOS
128 ___% JNL/Mellon Capital Mgmt Small Cap Index                    227 ___% JNL/S&P Managed Conservative
129 ___% JNL/Mellon Capital Mgmt International Index                226 ___% JNL/S&P Managed Moderate
133 ___% JNL/Mellon Capital Mgmt Bond Index                         117 ___% JNL/S&P Managed Moderate Growth
242 ___% JNL/Mellon Capital Mgmt Index 5                            118 ___% JNL/S&P Managed Growth
145 ___% JNL/Mellon Capital Mgmt Dow(SM) 10                         119 ___% JNL/S&P Managed Aggressive Growth
193 ___% JNL/Mellon Capital Mgmt S&P 10                             097 ___% JNL/S&P Retirement Income
183 ___% JNL/Mellon Capital Mgmt Global 15                          098 ___% JNL/S&P Retirement 2015
184 ___% JNL/Mellon Capital Mgmt 25                                 099 ___% JNL/S&P Retirement 2020
186 ___% JNL/Mellon Capital Mgmt Select Small-Cap                   100 ___% JNL/S&P Retirement 2025
224 ___% JNL/Mellon Capital Mgmt JNL 5                              070 ___% JNL/S&P Disciplined Moderate
243 ___% JNL/Mellon Capital Mgmt 10 x 10                            071 ___% JNL/S&P Disciplined Moderate Growth
079 ___% JNL/Mellon Capital Mgmt JNL Optimized 5                    072 ___% JNL/S&P Disciplined Growth
222 ___% JNL/Mellon Capital Mgmt Nasdaq(R) 15
244 ___% JNL/Mellon Capital Mgmt NYSE(R) International 25           027 ___% FIXED ACCOUNT OPTION
074 ___% JNL/Mellon Capital Mgmt S&P 24                                       Automatic transfer of funds over
223 ___% JNL/Mellon Capital Mgmt Value Line(R) 25                             a 6-month period is required.  You
248 ___% JNL/Mellon Capital Mgmt S&P SMid 60                                  must attach the Directed Transfer
096 ___% JNL/Mellon Capital Mgmt Dow Dividend                                 form (V4490).



                                 TO SELECT AUTOMATIC REBALANCING,
                                       PLEASE SEE NEXT PAGE.
-----------------------------------------------------------------------------------------------------------------------------------

          ----------------------------------------------------------------------------------------
                     ALL PREMIUM ALLOCATION OPTIONS MAY NOT BE AVAILABLE IN ALL STATES
                  RESTRICTIONS MAY APPLY AT JACKSON'S DISCRETION ON A NON-DISCRIMINATORY BASIS.
          ----------------------------------------------------------------------------------------

                                                                                                                         Page 3 of 6
VDA 410 05/07                                                                                                            V4473 05/07


------------------------------------------------------------------------------------------------------------------------------------
SYSTEMATIC INVESTMENT
------------------------------------------------------------------------------------------------------------------------------------

__ CHECK HERE FOR  AUTOMATIC  REBALANCING.  Only the Portfolios selected in the Premium Allocation Section will participate in the program. The Fixed Account Option is not available for Automatic Rebalancing.

Frequency: __ Monthly     __ Quarterly
           __Semi-Annual  __ Annual

Start Date:______________________

If no date is selected, the program will begin one month/quarter/half year/year (depending on the frequency you selected) from the date Jackson(SM) applies the first premium payment. If no frequency is selected, the frequency will be annual.
------------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TELEPHONE/ELECTRONIC TRANSFERS AUTHORIZATION
--------------------------------------------------------------------------------
DO YOU WISH TO AUTHORIZE THESE TYPES OF TRANSFERS?
                                 ___ Yes      ____ No

By checking  "Yes", I (We)  authorize  Jackson  National Life Insurance  Company
(Jackson) to accept fund transfers/allocation  changes via telephone,  Internet, or other electronic medium from me (us) and my (our)  Representative  subject to
Jackson's administrative procedures.  Jackson has administrative procedures that
are  designed  to  provide  reasonable   assurances  that   telephone/electronic
authorizations are genuine.  If Jackson fails to employ such procedures,  it may be held liable for losses resulting from a failure to use such procedures.

I (We) agree that Jackson, its affiliates,  and subsidiaries shall not be liable
for  losses  incurred  in  connection  with  telephone/electronic   instructions
received, and acted on in good faith,  notwithstanding subsequent allegations of error or mistake in connection with any such transaction instruction.

IF NO ELECTION IS MADE,  JACKSON  WILL  DEFAULT TO "NO" FOR  RESIDENTS  OF NORTH
DAKOTA AND NEW HAMPSHIRE AND TO "YES" FOR RESIDENTS OF ALL OTHER STATES.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ELECTRONIC DELIVERY OF STATEMENTS/CORRESPONDENCE
--------------------------------------------------------------------------------
I (We) consent __ to electronic delivery of the following:

__ quarterly statements         __ prospectuses and prospectus supplements
__ periodic and immediate       __ proxy and other voting materials, related
   confirmations                   correspondence
__ annual and semi-annual       __ other documents from Jackson National Life
   reports                         Insurance Company.

This consent will continue unless and until revoked and will cover delivery to you in the form of a compact disc, by e-mail or by notice to you of a document's availability on a web-site.

I (We) do not consent __ to electronic delivery for any of the documents listed above.

The computer hardware and software requirements that are necessary to receive, process and retain electronic communications that are subject to this consent are as follows:

     To view and download material electronically, you must have a computer with Internet access, an active e-mail account, Adobe Acrobat Reader and/or a CD-ROM drive. If you don't already have Adobe Acrobat Reader, you can download it free from www.adobe.com.

I (We) do __ do not __ have ready access to computer hardware and software that meet the above requirements. My e-mail address is:__________________________. I
(We) will notify the company of any new e-mail address.

There is no charge for electronic delivery,  although you may incur the costs of
Internet access and of such computer and related hardware and software as may be necessary  for you to  receive,  process  and retain  electronic  documents  and communications  from  Jackson.  Please  make  certain  you have given  Jackson a current e-mail address. Also let Jackson know if that e-mail address changes. We may need to notify you of a  document's  availability  through  e-mail.  You may request  paper  copies,  whether or not you consent or revoke  your  consent for electronic  delivery,  at  any  time  and  for no  charge.  Please  contact  the appropriate  Jackson  Service  Center or go to www.jnl.com to update your e-mail address,  revoke your consent to electronic  delivery,  or request paper copies.
Even if you have  given  us  consent,  we are not  required  to make  electronic delivery and we have the right to deliver any document or communication in paper form. This consent will need to be supplemented by specific  electronic  consent upon  receipt  of any of  these  means  of  electronic  delivery  or  notice  of availability.
--------------------------------------------------------------------------------

                                                                     Page 4 of 6
VDA 410 05/07                                                        V4473 05/07


--------------------------------------------------------------------------------
IMPORTANT - PLEASE READ CAREFULLY - SIGNATURE(S) REQUIRED BELOW - THIS ENTIRE
SECTION MUST BE COMPLETED FOR "GOOD ORDER"
--------------------------------------------------------------------------------
STATEMENT REGARDING EXISTING POLICIES OR ANNUITY CONTRACTS

I (We) certify that:

___ I (We) do not have any existing life insurance policies or annuity contracts.

___  I (We) do have  existing  life  insurance  policies  or annuity  contracts.
     PRODUCER:  IF THE APPLICANT DOES HAVE EXISTING LIFE  INSURANCE  POLICIES OR
     ANNUITY  CONTRACTS  YOU MUST PRESENT AND READ TO THE  APPLICANT  THE NOTICE
     REGARDING  REPLACEMENT  (X0512 - STATE VARIATIONS MAY APPLY) AND RETURN THE
     NOTICE,   SIGNED  BY  BOTH  THE  PRODUCER  AND  THE  APPLICANT,   WITH  THE
     APPLICATION.

                         COMPLETE X0512 WHERE REQUIRED
--------------------------------------------------------------------------------
REPLACEMENT
ARE YOU REPLACING AN EXISTING LIFE INSURANCE POLICY OR ANNUITY CONTRACT?
___ YES ___ NO  IF "YES", COMPLETE THE FOLLOWING.
--------------------------------------------------------------------------------
Company Name            Contract No.            Anticipated Transfer Amount
                                                $
--------------------------------------------------------------------------------
Company Name            Contract No.            Anticipated Transfer Amount
                                                $
--------------------------------------------------------------------------------

1. I (We) hereby represent to the best of my (our) knowledge and belief that each of the statements and answers contained in this application are true, complete and correctly recorded.

2. I (We) certify that the Social Security or Taxpayer Identification number(s) shown above is (are) correct.

3.   I  (WE)  UNDERSTAND  THAT  ANNUITY  BENEFITS,  DEATH  BENEFIT  VALUES,  AND
     WITHDRAWAL  VALUES,  IF ANY, WHEN BASED ON THE  INVESTMENT  EXPERIENCE OF A
     PORTFOLIO  IN THE  SEPARATE  ACCOUNT OF  JACKSON  ARE  VARIABLE  AND MAY BE
     INCREASED OR DECREASED, AND THE DOLLAR AMOUNTS ARE NOT GUARANTEED.

4. I (We) have been given a current prospectus for this variable annuity and for each available portfolio.

5. The contract I (We) have applied for is suitable for my (our) insurance and investment objectives, financial situation and needs.

6.   I understand the restrictions imposed by 403(b)(11) of the Internal Revenue
     Code.  I  understand  the  investment   alternatives   available  under  my
     employer's 403(b) plan, to which I may elect to transfer my contract value.

--------------------------------------------------------------------------------
SIGNATURES
--------------------------------------------------------------------------------
OWNER'S SIGNATURE       DATE SIGNED (MM/DD/YYYY)        STATE WHERE SIGNED

--------------------------------------------------------------------------------
OWNER TITLE (IF OWNED BY AN ENTITY)

--------------------------------------------------------------------------------
Joint Owner Signature          Date Signed (mm/dd/yyyy)       State where signed

--------------------------------------------------------------------------------
Annuitant's Signature          Date Signed (mm/dd/yyyy)       State where signed
(if other than Owner)

--------------------------------------------------------------------------------
Joint Annuitant's Signature    Date Signed (mm/dd/yyyy)       State where signed
(if other than Owner)

--------------------------------------------------------------------------------

                    PRODUCER/REPRESENTATIVE PLEASE COMPLETE
                        AND SUBMIT PAGE 6 FOR GOOD ORDER

                                                                     Page 5 of 6
VDA 410 05/07                                                        V4473 05/07


--------------------------------------------------------------------------------
PRODUCER/REPRESENTATIVE'S STATEMENT - SIGNATURE(S) REQUIRED BELOW - THIS ENTIRE
SECTION MUST BE COMPLETED FOR "GOOD ORDER"
--------------------------------------------------------------------------------
PRODUCER/REPRESENTATIVE'S CERTIFICATION REGARDING SALES MATERIAL
Important  Note:  Complete  this  certification  section  only if the  applicant answered affirmatively to the Statement  Regarding  Existing Policies or Annuity
Contracts AND answered "Yes" to EITHER  question 1 or 2 on the Notice  Regarding
Replacement (Form X0512 - state variations may apply).
I certify that:

__ I did not use sales material(s) during the presentation of this Jackson product to the applicant.

__   I used only  Jackson-approved  sales material(s) during the presentation of this Jackson product to the applicant. In addition,  copies of all approved
     sales   material(s)  used  during  the  presentation  were  left  with  the applicant.
--------------------------------------------------------------------------------
PRODUCER/REPRESENTATIVE'S STATEMENT

I have read Jackson's Position With Respect to the Acceptability of Replacements
(XADV5790 - state variations may apply) and ensure that this replacement (if applicable) is consistent with that position. By signing this form, I certify that the statement regarding any applicable life insurance policies or annuity contracts and the statement regarding sales material have been answered correctly to the best of my knowledge.

I certify that: I am authorized and qualified to discuss the contract herein applied for; I have fully explained the contract to the client, including contract restrictions and charges; I believe this transaction is suitable given the client's financial situation and needs; I have complied with requirements for disclosures and/or replacements as necessary; and to the best of my knowledge and belief the applicant's statement as to whether or not an existing life insurance policy or annuity contract is being replaced is true and accurate.

----------------------------------------------------------------------------------------------------------------
Producer/Representative's Full Name   (First)     (Middle)     (Last)             Phone No. (include area code)
(please print)

----------------------------------------------------------------------------------------------------------------
Producer/Representative's Signature                                               Date Signed (mm/dd/yyyy)

----------------------------------------------------------------------------------------------------------------
Address (number and street)                     City, State, ZIP (xxxxx-xxxx)

----------------------------------------------------------------------------------------------------------------
E-Mail Address         Contact your home office for program information. (If none indicated, designated default will be used.)
                           __ Option A   __ Option B
----------------------------------------------------------------------------------------------------------------
Broker/Dealer Name              Broker/Dealer Representative No.           Jackson Producer/Representative No.

----------------------------------------------------------------------------------------------------------------


ARKANSAS, COLORADO, DISTRICT OF COLUMBIA, KENTUCKY, LOUISIANA, MAINE, NEW MEXICO, OHIO, OKLAHOMA, PENNSYLVANIA, TENNESSEE, AND WEST VIRGINIA RESIDENTS, PLEASE NOTE: Any person who knowingly, and with intent to defraud any insurance company or other person, files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

In COLORADO, any insurance company, or agent of an insurance company, who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding, or attempting to defraud, the policyholder or claimant with regard to a settlement or award payable from insurance proceeds, shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

--------------------------------------------------------------------------------
                     MAILING ADDRESS AND CONTACT INFORMATION
--------------------------------------------------------------------------------
IF PURCHASED THROUGH A NON-BANK BROKER/DEALER, SEND TO:

        REGULAR MAIL                     OVERNIGHT MAIL
    Jackson Service Center            Jackson Service Center
       P.O. Box 30314                    1 Corporate Way
    Lansing, MI 48909-7814              Lansing, Mi 48951

                               OR

        REGULAR MAIL                     OVERNIGHT MAIL
  Jackson Service Center             Jackson Service Center
       P.O. Box 17240                 7601 Technology Way
    Denver, CO 80217-0240               Denver, CO 80237

             Customer Care: 800/766-4683 (8:00 a.m. to 8:00 p.m. ET)
                                Fax: 800/943-6761
                           E-Mail: contactus@jnli.com
--------------------------------------------------------------------------------
IF PURCHASED THROUGH A BANK OR FINANCIAL INSTITUTION, SEND TO:

          REGULAR MAIL                OVERNIGHT MAIL
   Jackson/IMG Service Center    Jackson/IMG Service Center
         P.O. Box 30392               1 Corporate Way
     Lansing, MI 48909-7892          Lansing, MI 48951

             Customer Care: 800/777-7779 (8:00 a.m. to 8:00 p.m. ET)
                                Fax: 517/706-5540
                           E-Mail: contactus@jnli.com
--------------------------------------------------------------------------------

    -------------------------------------------------------------------------
         Not FDIC/NCUA insured * Not Bank/CU guaranteed * May lose value
                Not a deposit * Not insured by any federal agency
    -------------------------------------------------------------------------

                                                                     Page 6 of 5
VDA 410 05/07                                                        V4473 05/07